As Filed with the Securities and Exchange Commission on June 24, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 24, 2005 (June 20, 2005)
                          -----------------------------

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                       001-16167                     43-1878297
--------------------------------------------------------------------------------
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ] Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 20, 2005, the People and Compensation Committee of Monsanto Company's Board of Directors approved special cash bonus awards to the following executive officers:

Terrell K. Crews        Executive Vice President              $75,000
                        and Chief Financial Officer

Charles W. Burson       Executive Vice President,             $75,000
                        Secretary, General Counsel

The cash bonus awards are in addition to the regular annual incentive plan opportunity that the executives have under Monsanto Company's 2005 Annual Incentive Plan.

A summary sheet regarding the cash bonus awards can be found in Exhibit 10.19.1 filed herewith and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following document is filed as an exhibit to this report:

    Exhibit 10.19.1 Summary sheet regarding June 2005 cash bonus awards

                    ----------------------------------------


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 24, 2005
                                MONSANTO COMPANY


                                By:      /s/ Christopher A. Martin
                                    ----------------------------------------
                                    Name:  Christopher A. Martin
                                    Title:   Assistant Secretary

                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit
--------------             ----------------------

 10.19.1                   Summary sheet regarding June 2005 Cash Bonus Awards